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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                _______________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 15, 1998


                               BET HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


DELAWARE                               1-10880                 52-1742995
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                          Identification No.)


ONE BET PLAZA, 1900 W PLACE, N.E.,                             20018-1211
WASHINGTON DC                                                  (Zip Code)
(Address of Principal Executive Offices)


     Registrant's telephone number, including area code:    (202) 608-2000

                                Not Applicable.
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

MERGER OF BET HOLDINGS, INC.

     On March 15, 1998, BET Holdings, Inc. ("BET"), entered into an Agreement and Plan of Merger dated as of March 15, 1998 (the "Merger Agreement") with Robert L. Johnson ("Johnson"), Liberty Media Corporation, a Delaware corporation ("Liberty") and BTV Acquisition Corporation ("Buyer"), a Delaware corporation owned by Johnson and Liberty, pursuant to which, and subject to the terms thereof, the Buyer would merge with and into BET (the "Merger"), with BET as the surviving corporation. As of the effective time of the Merger, each outstanding share of Class A Common Stock of BET, par value $.02 per share ("Class A Common") will be converted into the right to receive $63.00 in cash, without interest, other than (a) shares held in the treasury of BET or by any wholly owned subsidiary of BET, (b) shares owned by Buyer, Johnson, Liberty or any of their respective subsidiaries (collectively, the "Buyer Group"), and (c) shares held by stockholders who have not voted in favor of adoption of the Merger Agreement or consented to it in writing and who shall be entitled to and shall have demanded properly in writing appraisal for such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware (such shares, the "Dissenting Shares"). The Merger Agreement has been approved by the Board of Directors of BET based upon the recommendation of a Special Independent Committee of the Board of Directors.

     Consummation of the Merger is subject to satisfaction or waiver by the parties of certain closing conditions, including (a) the receipt of regulatory approvals, (b) approval by the stockholders of BET other than the Buyer Group, (c) the Buyer Group obtaining sufficient financing, (d) Dissenting Shares not aggregating more than 10% of the outstanding Class A Common not owned by the Buyer Group, (e) the absence of litigation, including litigation challenging the Merger, and (f) other customary closing conditions.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is hereby incorporated by reference in its entirety.

     On March 16, 1998, BET issued a press release announcing the Merger. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits.

          2.1 Agreement and Plan of Merger, dated as of March 15, 1998, among BET Holdings, Inc., Robert L. Johnson, Liberty Media Corporation and BTV Acquisition Corporation

          99.1 Press Release of BET dated March 16, 1998

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BET HOLDINGS, INC.



                              By: /s/ Debra Lee
                                  ----------------------------------
                                  Name:   Debra Lee
                                  Title:  President and Chief Operating Officer



Date:  March 18, 1998

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                                 EXHIBIT INDEX

2.1 Agreement and Plan of Merger, dated as of March 15, 1998, among BET Holdings, Inc., Robert L. Johnson, Liberty Media Corporation and BTV Acquisition Corporation

99.1 Press Release of BET dated March 16, 1998